SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549

                                  SCHEDULE  14A
                                 (Rule  14a-101)

                    INFORMATION  REQUIRED  IN  PROXY  STATEMENT

                            SCHEDULE  14A  INFORMATION
                Proxy  Statement  Pursuant  to  Section  14(a)  of  the
               Securities  Exchange  Act  of  1934  (Amendment  No.   )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [_]

Check  the  appropriate  box:

[_]  Preliminary  Proxy  Statement           [_]  Confidential, For Use of the
[X]  Definitive  Proxy Statement                  Commission Only (as permitted
[_]  Definitive  Additional  Materials            by  Rule  14a-6(e)(2))
[_]  Soliciting  Material  Pursuant  to
     Rule  14a-11(c)  or  Rule  14a-12

                          DATA  SYSTEMS  &  SOFTWARE  INC.
--------------------------------------------------------------------------------
                (Name  of  Registrant  as  Specified  In  Its  Charter)


--------------------------------------------------------------------------------
    (Name  of  Person(s)  Filing  Proxy Statement, if Other Than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required.
[_]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title  of  each  class  of  securities  to  which  transaction  applies:


________________________________________________________________________________
2)   Aggregate  number  of  securities  to  which  transaction  applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed  maximum  aggregate  value  of  transaction:


________________________________________________________________________________
5)   Total  fee  paid:

     [_]  Fee  paid  previously  with  preliminary  materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount  previously  paid:

          2)   Form,  Schedule  or  Registration  Statement  No.:

          3)   Filing  Party:

          4)   Date  Filed:

                          DATA SYSTEMS & SOFTWARE INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 8, 2003


         The Annual Meeting of Stockholders of Data Systems & Software Inc. (the "Company") will be held at the DoubleTree Hotel, 180 Route 17 South, Mahwah, New Jersey, on Monday, December 8, 2003, at 9:30 a.m., for the following purposes:

                  (1) To elect four directors to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified; and

                  (2) To consider and act upon such other and further matters as
         may  properly  come  before  the  meeting  or  any   postponements   or
         adjournments thereof.

         Only stockholders of record at the close of business on November 7, 2003, are entitled to notice of and to vote at the meeting or any postponements or adjournments thereof.

         Regardless of how many shares you own, your vote is very important. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. No additional postage is required.

                                           BY ORDER OF THE BOARD OF DIRECTORS,

                                           SHELDON KRAUSE
                                           Secretary

November 14, 2003
Mahwah, New Jersey

                          DATA SYSTEMS & SOFTWARE INC.
                                  200 Route 17
                            Mahwah, New Jersey 07430

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Data Systems & Software Inc., a Delaware corporation (the "Company" or "DSSI"), to be voted at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the DoubleTree Hotel, 180 Route 17 South, Mahwah, New Jersey, on Monday, December 8, 2003, at 9:30 a.m., and any postponements or adjournments thereof. This Proxy Statement and the accompanying materials are being mailed on or about November 14, 2003, to holders of record of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") as of the record date.

         The record date (the "Record Date") for determining stockholders entitled to notice of, and to vote at, the Annual Meeting has been established as the close of business on November 7, 2003. On that date, 7,902,025 shares of Common Stock of the Company were outstanding and entitled to vote. Holders of record of Common Stock on the Record Date will be entitled to one vote for each share held on all matters properly brought before the Annual Meeting.

         The presence at the Annual Meeting, in person or represented by proxy, of a majority of the outstanding shares of Common Stock entitled to vote thereat will constitute a quorum for the transaction of business. If a share is deemed present at the Annual Meeting for any one matter, it will be deemed present for purposes of determining the presence of a quorum for all other matters presented to the meeting. Votes withheld from any nominee for election as a director, abstentions, and shares held by a nominee for a beneficial owner that are voted on any matter which may come before the meeting will be deemed present for purposes of determining the presence of a quorum.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. With respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders should specify their choices on the accompanying proxy card. If no specific instructions are given, the shares represented by a signed proxy will be voted FOR the election of all management nominees for election as directors, except as otherwise required by law. Directors will be elected at the Annual Meeting by a plurality of the votes cast. Any stockholder of record returning the accompanying proxy card may revoke such proxy at any time prior to its exercise by (i) giving written notice to the Company of such revocation, (ii) voting in person at the Annual Meeting or (iii) executing and delivering to the Company a later-dated proxy. Written revocations and later-dated proxies should be sent to Data Systems & Software Inc., 200 Route 17, Mahwah, New Jersey 07430, Attention: Secretary.

         A beneficial owner of Common Stock who hold his shares through a broker or other nominee in "street name" who wishes to vote his shares at the Annual Meeting must contact his broker or nominee and obtain a legal proxy to vote such shares at the Annual Meeting. This legal proxy must be presented to the Inspector of Voting at the Annual Meeting. A beneficial owner who does not hold a legal proxy will not be permitted to vote his shares at the Annual Meeting.

         Commencing ten days before the date of the Annual Meeting, an alphabetical list of the names and addresses of the stockholders of record of the Company as of the Record Date will be available at the principal executive offices of the Company, 200 Route 17, Mahwah, New Jersey 07430, for inspection by any stockholder during normal business hours for any purpose germane to the Annual Meeting.

         STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table and the notes thereto set forth information, as of October 31, 2003 (except as otherwise set forth herein), concerning beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of Common Stock by (i) each director of the Company and each nominee for director, (ii) each of the executive officers of the Company named in the Summary Compensation Table under "Executive and Director Compensation," (iii) all executive officers and directors of the Company as a group, and (iv) each holder of 5% or more of the Company's outstanding shares of Common Stock.

                 Name and Address                          Number of Shares of            Percentage of
                        of                                     Common Stock                Common Stock
              Beneficial Owner(1)(2)                      Beneficially Owned(2)           Outstanding(2)
              ----------------------                      ---------------------           --------------
George Morgenstern                                              781,304(3)                     9.3%
Howard Gutzmer                                                  676,291(4)                     8.6%
    5550 Oberlin Drive
    San Diego, CA  92121
Dimensional Fund Advisors Inc.                                  492,100(5)                     6.2%
    1299 Ocean Avenue
    Santa Monica, CA  90401
Avi Kerbs                                                         7,500(6)                        *
Elihu Levine                                                     45,970(7)                        *
Shane Yurman                                                        -                             -
Shlomie Morgenstern                                              71,000(8)                        *
Yacov Kaufman                                                   205,000(9)                     2.5%
Robert M. Chiste                                                175,000(10)                    2.2%
Jacob Neuwirth                                                   60,870                           *
All executive officers and directors of the
Company as a group (8 people)                                 1,201,470                       13.8%

------------
*   Less than 1%

(1) Unless otherwise indicated, business address is in care of the Company.
(2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. Percentage information is based on the number of Shares outstanding as of November 7, 2003.
(3) Consists of (i) 261,854 shares held by Mr. Morgenstern, including 20,000 shares received by Mr. Morgenstern pursuant to a restricted stock grant which are not yet fully vested, (ii) 497,250 options exercisable within 60 days of October 31, 2003 held by Mr. Morgenstern and (iii) 22,200 shares owned by Mr. Morgenstern's wife.
(4) Based on information in Amendment No. 2 to Schedule 13G filed on January 27, 2003. Consists of (i) 60,340 shares owned by Mr. Gutzmer (including shares held in his IRA), (ii) 508,125 shares owned by the Gutzmer Family Trust, of which Mr. Gutzmer is a co-trustee, (iii) 64,950 shares held in an IRA of Mr. Gutzmer's wife; (iv) 37,576 shares owned by a corporation of which Mr. Gutzmer is an executive officer, director and principal shareholder and (v) 5,300 shares owned by a limited partnership, the corporate general partner of which Mr. Gutzmer is the sole director.
(5) Based on information in Amendment No. 2 to Schedule 13G filed on February 11, 2003.Consists of options exercisable within 60 days of October 31, 2003.
(7) Consists of (i) 40,000 shares owned by Mr. Levine and his wife in a joint account, (ii) 1,180 shares held in an IRA of Mr. Levine, (iii) 3,000 shares owned by Mr. Levine's wife and (iv) 1,790 shares held in an IRA of Mr. Levine's wife.
(8) Consists of 1,000 shares and 70,000 options exercisable within 60 days of October 31, 2003 held by Mr. Shlomie Morgenstern.

(9) Consists of options exercisable within 60 days of October 31, 2003 held by Mr. Kaufman.
(10)Consists of 100,000 shares and 75,000 options exercisable within 60 days of October 31, 2003 held by Mr. Chiste.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The whole Board of Directors of the Company is currently comprised of five seats, one of which is vacant. The vacancy initially resulted from the death of one of our directors in June 2002. The Board of Directors has nominated the four current directors, George Morgenstern, Avi Kerbs, Elihu Levine and Shane Yurman, for election as directors at the Annual Meeting. All nominees have consented to be named and serve if elected.

         With respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders cannot vote for more than the four nominees named in this proxy statement. Stockholders should specify their choices on the accompanying proxy card. If no specific instructions are given, the shares represented by a signed proxy will be voted FOR the election of all four management nominees. If any nominee becomes unavailable for any reason to serve as a director at the time of the Annual Meeting (which event is not anticipated), proxies will be voted in the discretion of the persons acting pursuant to the proxy for any nominee who shall be designated by the current Board of Directors as a substitute nominee. Only persons nominated in accordance with the notice requirements of the Company's By-laws are eligible for election as directors of the Company. All nominations for director that are not timely delivered to the Company or that fail to comply with the requirements set forth in the Company's By-laws will be excluded from the Annual Meeting, as provided in the By-laws. A copy of the Company's By-laws can be obtained from the Secretary of the Company, 200 Route 17, Mahwah, New Jersey 07430. Directors will be elected at the Annual Meeting by a plurality of the votes cast (i.e., the four nominees receiving the greatest number of votes will be elected as directors).

Certain Information Regarding Directors and Officers

         Set forth below is certain information concerning the nominees for director and certain officers of the Company:

 Name                              Age    Position
 ----                              ---    --------

 George Morgenstern                70     Director, Chairman of the Board, President and Chief Executive
                                          Officer; Chairman of the Board of our dsIT Technologies Ltd.
                                          subsidiary (formerly Decision Systems Israel Ltd.) ("dsIT"); and
                                          director of our Comverge, Inc. subsidiary (formerly Comverge
                                          Technologies, Inc.) ("Comverge")

 Avi Kerbs                         56     Director

 Elihu Levine                      71     Director

 Shane Yurman                      55     Director

 Shlomie Morgenstern               41     Vice President-Operations

 Jacob Neuwirth                    56     Chief Executive Officer and President of dsIT

 Yacov Kaufman                     46     Vice President and Chief Financial Officer; and Vice President
                                          and Chief Financial Officer of dsIT

 Robert M. Chiste                  56     Chief Executive Officer and director of Comverge


         GEORGE MORGENSTERN has been our Chairman of the Board since June 1993, and has been our President and Chief Executive Officer since our incorporation in 1986. Mr. Morgenstern also serves as Chairman of the Board of dsIT, and as director of Comverge. Mr. Morgenstern was the Chairman of the Board of Comverge from October 1997 to April 2003.

         AVI KERBS has served as one of our directors since December 2002. Since 1991, Mr. Kerbs has been the Chief Executive Officer and President of Teuza Management and Development 1991 Ltd., a company that manages a family of Israeli venture capital funds. Mr. Kerbs is a director of Nova Measuring Instruments Ltd.

         ELIHU LEVINE has been one of our directors since April 29, 2003. From 1992 to his retirement in January 1997, Mr. Levine was an officer and employed in various executive capacities by International Data Operations, Inc., one of our subsidiaries. Mr. Levine also served as a director of Tower Semiconductor Ltd. from March 1997 to January 2000.

         SHANE YURMAN has been one of our directors since April 30, 2003. Mr. Yurman, who is a certified public accountant, has been engaged in public accounting since 1971. Mr. Yurman is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants where he previously served as a member of the Auditing Standards and Procedures Committee.

         SHLOMIE MORGENSTERN has been our Vice President-Operations since February 2000 and was one of our directors from November 2001 until December 2002. Mr. Morgenstern also serves as President of our Databit subsidiary. Since 1996, Mr. Morgenstern has been employed by us in various administrative capacities. Mr. Morgenstern is the son of George Morgenstern, our Chairman of the Board, President and Chief Executive Officer.

         JACOB NEUWIRTH has been Chief Executive Officer and President of dsIT since December 2001. From 1994 to 2001, he was the founder and President of Endan IT Solutions Ltd., an Israeli IT solutions provider specializing in billing and healthcare IT solutions, which was acquired by dsIT in December 2001.

         YACOV KAUFMAN has been our Executive Vice President since December 2001 and our Chief Financial Officer since February 1996. Mr. Kaufman has also served as a Vice President of dsIT from 1992 to 2001 and as Chief Financial Officer of dsIT since 1990, having served as Controller of dsIT since 1986.

         ROBERT M. CHISTE was appointed Chief Executive Officer and elected director of Comverge in September 2001. Mr. Chiste served as Vice Chairman of Comverge from September 2001 to April 2003. From 1999 to 2001, Mr. Chiste served as Chairman and Chief Executive officer of FuelONE, Inc., a technology oriented fuel and lubricant wholesale distribution company that he co-founded, and as Chairman of FuelQuest Inc., a related e-commerce enterprise. In 1998 Mr. Chiste co-founded Tri-Active Inc., a network and systems management company. From 1997 to 1998, Mr. Chiste served as Executive Vice President at Philip Services Corp. and as President of their Industrial Services/Utilities Management Division. Mr. Chiste is also a director of Pentacon, Inc.

         On January 21, 2003, Dr. Robert L. Kuhn resigned from our Board of Directors. Dr. Kuhn had served as a director since 1986 and as Vice Chairman of the Board of Directors since 1994. On April 28, 2003, Dr. Allen I. Schiff resigned from our Board of Directors. Dr. Schiff had served as a director since 1992 and was chairman of our Audit and Compensation Committees. On April 29, 2003, Dr. Susan M. Malley resigned from our Board of Directors. Dr. Malley had served as a director since 1998 and was a member of our Audit and Compensation Committees.

         We have an  Audit  Committee  that  was  established  by our  Board  of
Directors for the purpose of overseeing our accounting and financial reporting processes and audits of our financial statements of the issuer. The members of the Audit Committee are Messrs. Yurman (Chairman), Kerbs and Levine. Each of the members of the Audit Committee meets the independence and experience requirements of Marketplace Rule 4350(d)(2) of the NASDAQ Stock Market, Inc.

MEETINGS OF THE BOARD OF DIRECTORS

         During 2002, the Board of Directors of the Company met ten times. Each incumbent director who served as a director in 2002 attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held (during the 2002 period for which the director served)and (ii) the total number of meetings held during 2002 by each committee of the Board of Directors on which such director served (during the period for which such director served).

INFORMATION CONCERNING CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company has a standing Audit Committee comprised of Mr. Yurman, who serves as Chairman, Mr. Kerbs and Mr. Levine. During 2002, the Audit Committee met four times.

         In accordance with Nasdaq rules, the Company has adopted a formal written audit committee charter setting forth the responsibilities of the Audit Committee. The Audit Committee is charged with assisting the directors in fulfilling their responsibilities to stockholders and others relating to the corporate accounting and reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee is responsible for selecting, evaluating and replacing the independent auditors and with overseeing the independence of the auditors. The Audit Committee reviews with the Company's independent auditors the Company's accounting practices and policies; reviews the report of the Company's independent auditors on the Company's year-end financial statements; examines from time to time, in consultation with the Company's financial officers and its independent auditors, the Company's overall accounting and financial controls; and is available to the Company's independent auditors for consultation. The Audit Committee must have at least three members, all of whom must be independent and must be financially literate. At least one member of the Audit Committee must have a background in finance or accounting. All the members of the Audit Committee have the requisite independence and financial literacy and at least one member has the requisite accounting or finance background.

         The Board of Directors has also established a Compensation and Stock Option Committee (the "Compensation Committee") which administered the Company's stock-based compensation plans and approved awards of stock options and other stock-based compensation, and reviewed and approved the employment terms and compensation of executive officers of the Company. During 2002, the Compensation Committee was inactive and the activities previously assumed by it were performed by the full Board of Directors. The Compensation Committee did not meet during 2002, and is currently inactive.

         The Board of Directors does not have a nominating committee.


                       EXECUTIVE AND DIRECTOR COMPENSATION

COMPENSATION OF DIRECTORS

         Each of our directors is generally paid $1,000 for each Board or committee meeting, which he or she attends (except if a committee meeting is held on the same day as a Board meeting) and is reimbursed for associated out-of-pocket expenses. Dr. Schiff was paid $24,000 per annum for his service as Chairman of both the Audit Committee and the Compensation Committee, and was paid a total of $27,000 in 2002 in connection with his service on the Board of Directors and Board committees. Dr. Kuhn was paid $39,580 in 2002 in connection with his service on the Board and as our Vice Chairman. Dr. Malley was paid a total of $17,000 in 2002 in connection with her service on the Board of Directors and Board committees. Mr. Kerbs and Mr. Levine are each paid $6,000 per annum plus meeting fees in connection with their service on the Board and Audit Committee. Mr. Yurman is paid $20,000 per annum plus meeting fees for his service on the Board and as Chairman of the Audit Committee.

         In addition to the directors' fees described above, at the last Annual Meeting of Stockholders each member of the Board of Directors who was not one of our employees and who met certain other eligibility criteria (Mr. Kerbs, Dr. Malley and Dr. Schiff) was granted options to purchase 7,500 shares of our common stock at an exercise price of $1.77 per share (the fair market value of our common stock on such date). These options were granted pursuant to our 1994 Stock Option Plan for Outside Directors described below.


         Our 1994 Stock Option Plan for Outside Directors provides for awards of non-qualified options to our directors who are not employed by us or any of our affiliates and who meet certain other eligibility criteria. Pursuant to the plan, (i) upon first election or appointment to the Board of Directors, each newly elected or appointed eligible director is granted an option to purchase
7,500 shares of our common stock and (ii) immediately following each of our Annual Meeting of Stockholders, each eligible director will generally be granted an option to purchase 7,500 shares of our common stock. Options granted under the plan have an exercise price per share equal to the fair market value of our common stock on the date of issuance and are exercisable beginning on the first anniversary of the date of the grant until the earliest of (i) ten years from the date of grant, (ii) one year from the date on which an optionee ceases to be an eligible director and (iii) 90 days after the date on which the optionee ceases to be a director. The maximum number of shares of our common stock in respect of which awards may be granted under the plan is 400,000, of which 22,500 non-expired options have been granted to date.

COMPENSATION  COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


         All matters related to the compensation of executive officers, including the Chief Executive Officer, are acted upon by the full Board of Directors. The mandate of our Compensation Committee of the Board of Directors, which has been inactive since 2002, encompasses all matters related to compensation, including determination of stock option and other stock-based compensation and review of employment terms and compensation of executive officers.

         The following persons served both as members of our Board of Directors and as our officers or employees in 2002: George Morgenstern (Chairman of the Board, President and Chief Executive Officer), Mr. Sheldon Krause (Secretary) and Mr. Shlomie Morgenstern (Vice President-Operations). Both Mr. Krause and Mr. Shlomie Morgenstern served as directors until our annual meeting on December 3, 2002. Dr. Kuhn, who resigned as director on January 21, 2003, also served as our Vice Chairman of the Board. During 2002, no member of the Board of Directors who was also one of our officers participated in any deliberations of the Board of Directors or any committee thereof relating to his own compensation or to the compensation of any person to whom he is related. Except as described above, each member of the Board of Directors participated in 2002 in deliberations of the Board of Directors concerning executive officer compensation. During 2002, Mr. George Morgenstern, Dr. Malley and Mr. Krause engaged in transactions with us in which they were deemed to have an interest. For further information, see "Certain Related Party Transactions" below.

EMPLOYMENT ARRANGEMENTS

         George Morgenstern serves as our Chairman of the Board, President and Chief Executive Officer pursuant to an employment agreement that commenced on January 1, 1997 and was amended in March 2002 to extend through December 31, 2003 (the "Employment Agreement"). The Employment Agreement provides for a base salary of $420,000 per annum (currently $470,000 due to cost of living adjustments), subject to annual review by the Board and an annual cost of living adjustment, plus contributions to a nonqualified retirement fund equal to 25% of his base salary. Mr. Morgenstern's compensation pursuant to the Employment Agreement also includes the use of two company automobiles, premium payments on a life insurance policy owned by Mr. Morgenstern and other fringe benefits.

         Pursuant to the Employment Agreement, Mr. Morgenstern may at any time prior to December 31, 2003, elect to terminate his employment with us and thereafter to continue to serve us as a consultant for a period (the "Consulting Period") ending on December 31 of the seventh year following the year in which he first commences to serve as a consultant. During the Consulting Period, Mr. Morgenstern would be entitled to receive an annual consulting fee plus contributions to a nonqualified retirement fund and fringe benefits on the same basis as during the term of his employment as described above. Mr. Morgenstern's annual consulting fee during the Consulting Period would be equal to 50% of his annual salary in effect immediately prior to the Consulting Period through the end of the fourth full calendar year of the Consulting Period, and 25% of such annual salary for the remainder of the Consulting Period (subject in all cases to an annual cost of living adjustment). However, if Mr. Morgenstern elects to become a consultant following a breach by the Company of its obligations under the Employment Agreement or following a change in control of the Company (as defined in the Employment Agreement), Mr. Morgenstern would be entitled to receive his full annual salary until December 31, 2003, and thereafter to receive an annual consulting fee as described above for the balance of the Consulting Period. We are obligated under the Employment Agreement to fund at the beginning of the Consulting Period all amounts to become payable to Mr. Morgenstern for consulting services and to fund upon his death all amounts payable to his estate. During the term of the Employment Agreement (including any Consulting Period), Mr. Morgenstern may not engage in a business that is in substantial and direct competition with our business or any of our subsidiaries.

         In addition to the compensation provided for under the Employment Agreement, in January 2000 the Board approved a bonus of $150,000 if Mr. Morgenstern remained employed full-time as President and Chief Executive Officer of the Company through December 31, 2001, which bonus was paid in 2001, and a $150,000 bonus if an equity financing of Comverge of at least $10 million was completed by December 31, 2000, which bonus was not paid as no qualifying equity financing was completed by the end of 2000.

         Yacov Kaufman serves as Vice President and Chief Financial Officer of the Company and as Executive Vice President and Chief Financial Officer of dsIT pursuant to an employment agreement entered into with the Company on January 1, 1999, and amended in June 2002. The amendment to Mr. Kaufman's employment agreement provides for an increase in Mr. Kaufman's salary to $200,000 retroactive to January 1, 2002.

         We make certain payments to fund in part our future severance obligations to Mr. Kaufman. If Mr. Kaufman's employment is voluntarily terminated or is terminated by us for reasons other than for cause, we must pay him an amount equal to 150% of his last month's salary multiplied by the number of years (including partial years) that Mr. Kaufman worked for us. This severance obligation, which is customary for executives of Israeli companies, would be reduced by the amount contributed by us to certain Israeli pension and severance funds pursuant to Mr. Kaufman's employment agreement. As of December 31, 2002, the unfunded portion of our severance obligation was $71,000. In addition, the agreement with Mr. Kaufman provides for an additional payment equal to six times his last month's total compensation, payable at the end of his employment with us, unless he is terminated by us for cause.

         In addition to the compensation provided for by Mr. Kaufman's employment agreement, in November 2001, the Board approved a $50,000 bonus and the grant of options to purchase 15,000 shares of our common stock to Mr. Kaufman in connection with his efforts with respect to the acquisition by our Israeli subsidiary, dsIT, of Endan IT Solutions Ltd. The payment of the bonus and the grant of the options were both contingent upon the closing of the Endan acquisition, which occurred in December 2001.

         Robert Chiste serves as Chief Executive Officer of Comverge pursuant to an employment agreement that commenced on September 1, 2001. Under a voting agreement entered into by us and other investors in Comverge, Mr. Chiste serves as a director of Comverge. Mr. Chiste's employment agreement provides for a base salary of $250,000 per annum, plus an annual bonus of up to 75% of his base salary contingent upon achieving performance objectives established each year by the Board of Directors of Comverge.

         In connection with the signing of his employment agreement, Mr. Chiste also received an option to purchase shares of Comverge common stock, representing 6% of the outstanding Comverge shares (on a fully diluted basis), at an exercise price of $1.20 per share. The exercise price was determined based upon a valuation of Comverge as of July 31, 2001, performed by an independent appraiser. Mr. Chiste's Comverge option will be adjusted to protect against dilution from issuances of common stock until Comverge's paid in capital is at least $15 million. Under the agreement, Mr. Chiste also received a grant under our 1994 Stock Incentive Plan of a stock option to purchase 75,000 shares of our common stock at an exercise price of $5.95. In addition to the options, pursuant to his employment agreement, Mr. Chiste entered into an agreement with us for the purchase of 50,000 shares of our common stock at a price of $5.95 per share. Mr. Chiste paid for the common stock by assigning and endorsing to us a 6% subordinated note of a publicly traded company, due April 2010, in the principal amount of $297,500. The subordinated note, which is assignable, is due April 2010; pays interest semi-annually (in cash or by an additional promissory note); and is subject to repayment in four annual payments beginning in April 2006. The issuer of the note subsequently declared bankruptcy and the Company has written off the recorded value of the note.

         Mr. Chiste will receive retirement payments from Comverge if, after his 60th birthday, his employment agreement is terminated without cause or because of Mr. Chiste's death or disability. Mr. Chiste will not receive any retirement payment if his employment is terminated prior to his 60th birthday. Mr. Chiste's retirement payments will be made over seven years commencing on the date of termination. During the first four years, Mr. Chiste's retirement payments will be equal to 50% of his base salary in effect at the time of his termination, and during the last three years the retirement payments will be equal to 25% of the base salary.

         Mr. Chiste may in certain circumstances receive severance payments from Comverge. Under his employment agreement, if Mr. Chiste's employment is terminated without cause, Comverge would have to pay Mr. Chiste one year of base salary, or if there has been an IPO for Comverge, three years of base salary plus up to 15% of any excess parachute payment, plus, if such termination is before December 31, 2002, his base salary through December 31. Mr. Chiste will not be entitled to any severance payments under his employment agreement if he voluntarily terminates his employment agreement.

         The stock option agreements with our executive officers generally provide for accelerated vesting in the event we have a change in control.

         Jacob Neuwirth serves as President and Chief Executive Officer of dsIT pursuant to an employment agreement that commenced on December 16, 2001. Mr. Neuwirth's employment agreement provides for a base salary which is denominated in linked NIS equivalent to $165,000 per annum, linked to the Israeli Consumer Price Index, plus an annual bonus of 10%, should dsIT's annual net profit exceed the NIS equivalent of $317,000 and a 20% bonus should it exceed the NIS equivalent of $633,000. In addition, the agreement with Mr. Neuwirth provides for six months advance notice of termination of employment by either side, and an additional payment equal to six times his last month's total compensation, payable upon any termination of his employment.

         Under his employment agreement, Mr. Neuwirth is entitled to a loan of up to $100,000 from dsIT. As of December 31, 2002 the loan, which is denominated in linked NIS, bears interest at 4% and has no fixed maturity date, had an outstanding balance of $48,000. No amounts have been drawn upon under this loan during the last two fiscal years, and variations in the outstanding principal amount between periods have solely been due to currency exchange rate fluctuations.

EXECUTIVE COMPENSATION


         The following table sets forth for the periods indicated information concerning the compensation of our Chief Executive Officer and the four other of our officers who received in excess of $100,000 in salary and bonus during 2002.


                           SUMMARY COMPENSATION TABLE



                                                                        Long Term                   All Other
                                    Annual Compensation           Compensation Awards            Compensation ($)
                                                                  -------------------            ----------------
                                                                                 Securities
        Name and                                            Restricted Stock     Underlying
   Principal Position      Year   Salary ($)   Bonus ($)       Awards ($)        Options (#)
   ------------------      ----   ----------   ---------       ----------        -----------
George Morgenstern         2000    446,600      550,000            -                  -              193,900
Chief Executive            2001    446,351      150,000            -                  -              187,721
Officer                    2002    465,700(1)      -               -                  -              182,860(2)


Yacov Kaufman              2000    150,000      32,000             -                  -               27,400
Chief Financial Officer    2001    158,403      50,000             -                  -               48,400
                           2002    170,294         -               -                  -               37,899(3)

Shlomie Morgenstern        2000    160,000      100,000            -                  -                  -
Vice President             2001    193,500         -               -                 (4)                 -
                           2002    204,345      15,000             -                  -                7,440(5)

Jacob Neuwirth             2000       -            -               -                  -                  -
Chief Executive Officer    2001       -            -               -                  -                  -
and President of dsIT      2002    174,512         -               -                  -               39,788(3)

Robert M. Chiste           2000       -            -               -                  -                  -
Chief Executive Officer    2001      (6)           -               -                  -                  -
of                         2002    250,000         -               -                  -              $32,359(7)
Comverge, Inc.

-------------
(1) Includes a catch up of contractual cost of living adjustments for prior years that had not been taken in the amount of $21,200.

(2) Consists of (i) $120,800 in contributions to a non-qualified retirement fund, (ii) $28,000 in life insurance premiums, (iii) $22,600 paid for accrued vacation, (iv) $3,000 in director's fees and (v) $8,460 imputed value of automobile fringe benefits.

(3) Represents primarily contributions to severance and pension funds and automobile fringe benefits. Contributions to severance and pension funds are made on substantially the same basis as those made on behalf of all Israeli executives.

(4) In 2001, Mr. Shlomie Morgenstern was awarded options to purchase shares of Comverge representing 0.5% of the outstanding stock of Comverge, at an aggregate exercise price of $35,340. Mr. Shlomie Morgenstern served as a director of Comverge from June 1999 until April 2003.

(5) Consists of $3,000 in director's fees and $4,400 imputed value of automobile fringe benefits.

(6) Mr. Chiste joined Comverge in September 2001.

(7) Consists of rental and travel allowances.

         The following tables summarize (i) the options granted in 2002 to the executive officers named in the Summary Compensation Table above, (ii) the potential value of these options at the end of the option term assuming certain levels of appreciation of our common stock, (iii) the number of shares acquired by such named executive officers upon the exercise of options in 2002 and the value realized thereon, and (iv) the number and value of all options held by such executive officers at the end of 2002.


                            OPTION/SAR GRANTS IN 2002


                                                                                           Potential Realizable Value
                                                                                             at Assumed Annual Rates
                                                                                          of Stock Price Appreciation
                                                Individual Grants(1)                           for Option Terms(2)
                             -----------------------------------------------------------  -----------------------------
                                              % of Total
                               Number of        Options
                              Securities      Granted to
                              Underlying       Employees                    Exercise or
                                Options        in Fiscal      Base Price    Expiration
     Name                     Granted (#)      Year (%)       ($/Share)        Date           5% ($)         10% ($)
     ----                     -----------      --------       ---------     ----------        ------         -------
     Yacov Kaufman(3)           25,000           100%           $5.25         7/31/07         41,846         94,221

-------------
(1) We did not grant any stock appreciation rights (SARs) in 2002.
(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% compounded annual appreciation rates prescribed by the SEC and, therefore, are not intended to forecast possible future price appreciation, if any, of our common stock.
(3) Represents extension of expiring options at their original exercise price.


                       AGGREGATED OPTION EXERCISES IN 2002
                     AND FISCAL YEAR END STOCK OPTION VALUES

                            Number of
                              Shares
                             Acquired       Value        Number of Securities
                               Upon       Realized      Underlying Unexercised            Value of Unexercised
Name                       Exercise (#)      ($)        Options at Year End (#)       In-the-Money Options ($) (1)
----                       ------------   --------   ----------------------------    -----------------------------
                                                     Exercisable    Unexercisable    Exercisable     Unexercisable
                                                     -----------    -------------    -----------     -------------
                                -             -        380,583         116,667            -                -
Yacov Kaufman                   -             -        185,666         19,334             -                -
Robert Chiste                   -             -         50,000         25,000             -                -
Shlomie Morgenstern             -             -         60,833          9,167             -                -

-------------
(1) Based on the closing price for our common stock on December 31, 2002 of $0.85 per share.

CERTAIN RELATED PARTY TRANSACTIONS


         During 2002, we paid approximately $630,000 for legal services rendered and reimbursement of out-of-pocket expenses to Ehrenreich Eilenberg & Krause LLP, a law firm in which Sheldon Krause, a former director and our Secretary, is a member. Such fees related to services rendered by Mr. Krause and other members and employees of his firm, as well as certain special and local counsel retained and supervised by his firm who performed services on our behalf. Mr. Krause is the son-in-law of George Morgenstern, our Chairman, President and Chief Executive Officer.

         As reported on the Summary Compensation Table above, Shlomie Morgenstern, the son of George Morgenstern, our Chairman, President and Chief Executive Officer, received compensation during 2002 in connection with his position as Vice President-Operations.

         In March 2001, we retained Malley Associates Capital Management, an asset management firm that is controlled by Susan L. Malley, then one of our directors, to provide discretionary asset management services to us with respect to $2 million of our funds. The agreement provided for a management fee of 1% per annum of the amount under management. In September 2002, the arrangement was terminated. Malley Associates no longer provides any asset management or other services to us. The aggregate fees paid to Malley Associates from March 2001 through September 2002 were $25,407. Dr. Malley resigned as a director on April 29, 2003.

         In July 2001, we entered in an arrangement with a corporation wholly-owned by George Morgenstern, our Chairman, President and Chief Executive Officer, for use by such corporation of approximately 400 of the approximately 4,650 square feet leased by us in New York City. Based on our lease for our New York City premises, the pro rata full rental cost (including electricity) of the portion of the premises utilized by the corporation was approximately $1,450 per month. In October 2002, we entered into a written agreement for the corporation's use of its portion of the premises. The agreement provided for the payment to us of $2,000 per month and was terminable by either party on 60 days written notice to the other. As of February 2002, the corporation gave us notice of its intent to vacate the space in April 2002. During 2002 we received $35,000 of rent from this corporation.

         In January 2000, our Comverge subsidiary extended loans of $9,925 each evidenced by a promissory note to both our Chief Executive Officer and Chief Financial Officer to finance the purchase of Comverge common stock. The loans had an initial maturity date of January 3, 2002 and were extended at that time to mature on January 3, 2004. The loans bear interest at 4.25% per annum, payable at maturity.


                  COMPENSATION REPORT OF THE BOARD OF DIRECTORS

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

         The Company's compensation package for its executive officers consists of three components: (i) base salary; (ii) cash bonus; and (iii) options and/or stock grants. Under guidelines previously adopted by the Compensation Committee, the compensation decisions with respect to the Company's executive officers are generally to be made at the first regularly scheduled Board or Committee meeting (which ever is earlier) in each fiscal year. Prior to that Board meeting, the chief executive officer of the Company is to submit to the Board or Committee recommendations for the compensation package of executive officers. The chief executive officer's recommendations are to include bonus recommendations for the preceding fiscal year. The independent directors evaluate the chief executive officer's recommendations, considering the following factors: (i) stock price performance over the previous 12 months; (ii) corporate performance as measured primarily by cash flow from operations; and (iii) the extent to which the executive officer has achieved performance goals established for that year (whether established by an employment agreement or by the Board). The Committee has established a target cap on the annual grant of options and/or restricted stock grants to executive officers of 2% of the then outstanding Common Stock. During 2002, the role of the Committee was performed by the full Board of Directors.

         In July 2002 the Board extended to July 31, 2007 the expiration date of options to purchase 25,000 shares of Common Stock that had previously been granted to Mr. Kaufman in July 1997 pursuant to the Company's 1994 Stock Incentive Plan. All other terms of the option, including the original exercise price of $5.25 per share, remained the same. The extension was made in recognition of Mr. Kaufman's dedication and efforts on behalf of the Company. Mr. Kaufman's base salary continued at the prior year's level of $160,000.

         In 2002, the Company raised Mr. Shlomie Morgenstern's base salary from $195,000 to $205,000, in recognition of his services and as an incentive for continued employment. In April 2003 the Company granted a $50,000 bonus to Mr. Morgenstern to recognize Mr. Morgenstern's management of the Company's Databit subsidiary and the performance of his duties at Comverge during 2002 and to that date in 2003, and as an incentive for his continued employment with the Company.

         In September 2001, the Company's Comverge subsidiary entered into an employment agreement with Robert Chiste. Mr. Chiste's employment agreement provides for a base salary of $250,000, an annual bonus of up to 75% of his base salary based upon achieving performance goals set each year by the Comverge Board, severance payments upon certain termination events, and reimbursement through March 1, 2003, of up to $3,500 per month for auto, living and personal travel expenses. The employment agreement was entered into after an extensive search for a CEO for Comverge to build Comverge's business, benefiting the Company and its stockholders. In December 2002, the Company authorized a grant of 50,000 shares of Common Stock to Mr. Chiste, to reward him for his efforts on behalf of Comverge, particularly its fundraising activities, and to align his interests with those of the Company's shareholders. No bonus was awarded to Mr. Chiste for 2002.

BASIS FOR CHIEF EXECUTIVE OFFICER'S COMPENSATION

         During 2002, George Morgenstern, Chairman, President and Chief Executive Officer of the Company, had no increase in salary, receiving $465,700 pursuant to an employment agreement previously entered into with the Company, which was extended by the Board in May 2001 and again in March 2002 and now runs through December 31, 2003. Effective August 2002, Mr. Morgenstern, along with other senior management, voluntarily reduced his base salary by 10% as part of cost-cutting measures. His compensation for 2002 also included payments totaling $21,200 for prior year cost of living adjustments that he had not taken. Mr. Morgenstern received no bonus for 2002.


                                                            BOARD OF DIRECTORS*

                                                            George Morgenstern
                                                            Avi Kerbs



-------------
* Includes only names of current directors who served during the period in which matters covered by this Report were discussed. Mr. Kerbs' service as a director began in December 2002.

                             AUDIT COMMITTEE REPORT

         The Audit Committee is composed of three directors, each of whom qualifies as an "independent director" as such term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers. The Audit Committee operates under a written charter adopted by the Board.

         Management is responsible for the Company's internal controls and financial reporting process. The external auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and KPMG LLP ("KPMG"), the external auditors for the year ended December 31, 2002. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee reviewed and discussed the consolidated financial statements with management and KPMG prior to their issuance. The Audit Committee discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         KPMG also provided to the Audit Committee the disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG that firm's independence.

         Based on the Audit Committee's discussion with management and KPMG and the Audit Committee's review of the representation of management and KPMG to the Audit Committee, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. In October 2003, KPMG resigned as the Company's auditors and, as of November 12, 2003, the Company had not retained new auditors for the year ending December 31, 2003.

                                                            AUDIT COMMITTEE

                                                            Avi Kerbs*



-------------

* Mr. Kerbs is the only current director who served on the Audit Committee during the period in which matters covered by this Report were discussed.

                          STOCK PRICE PERFORMANCE GRAPH

         The following stock price performance graph compares the cumulative total return of the Company's Common Stock, during the period December 31, 1997 to December 31, 2002, to the cumulative total return during such period of (i) the Nasdaq Stock Market Index (United States and Foreign) and (ii) the Nasdaq Computer & Data Processing Stock Index.

                     COMPARISION OF CUMULATIVE TOTAL RETURNS






                            [LINE GRAPH APPEARS HERE]



                              12/31/1997      12/31/1998      12/31/1999      12/31/2000      12/29/2001      12/31/2002
DSSI                             100            61.77            79.41           98.54         114.09             20

Nasdaq Computer & Data           100           178.39           392.44          180.62         145.45           100.03
Processing Stock Index

Nasdaq Stock Market Index        100           138.48           258.17            155          123.09            84.7



      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). These persons are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of such forms received by us or written representations from certain reporting persons, except as described below we believe that during 2002 all applicable filing requirements were complied with by its executive officers and directors.

         In 2002, Mr. Morgenstern failed to timely file four Form 4s covering ten purchases totaling 10,200 shares of Common Stock by his wife during October of that year.

                   INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

CHANGE IN ACCOUNTANT

         On October 9, 2003, KPMG LLP ("KPMG") notified us that as of that date it had resigned as our independent accountant.

         KPMG audited the Company's financial statements for the years ended December 31, 2000, December 31, 2001 and December 31, 2002, and provided reviews relating to the Company's quarterly reports on Form 10-Q for the first two quarters of 2003. The audit reports of KPMG on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the reports of KPMG refer to the Company's adoption of Statements of Financial Accounting Standards No. 141, "Business Combinations", for purchase method business combinations completed after June 30, 2001, No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002, and No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections," in 2002.

         During the two most recent fiscal years and through October 9, 2003, there were no disagreements between the Company and KPMG as to any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in its reports on the financial statements for such periods within the meaning of Item 304(a)(1)(iv) of Regulation S-K.

         As a result of its resignation, we do not anticipate that a KPMG representative will attend the meeting. Should the Company engage independent accountants for the current fiscal year prior to the date of the Annual Meeting, the new accountants will be invited to attend the Annual Meeting.

AUDIT FEES

         The aggregate fees billed by KPMG for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2001 and 2002 and the reviews of the Company's quarterly financial statements for those fiscal years, as well as for any other services normally provided by the principal accountant in connection with statutory or regulatory filings or engagements for those years (primarily relating to fees in connection with SEC filings), totaled $228,900 and $207,900, respectively.

AUDIT-RELATED FEES

         No fees were billed in 2001 or 2002 for assurance and related services by KPMG that were reasonably related to the performance of its audit or review of the Company's financial statements.

TAX FEES

         No fees were billed in 2001 for professional services rendered by KPMG for tax compliance, tax advice, and tax planning. In 2002, fees totaling $5,000 were billed by KPMG for such services.

ALL OTHER FEES

         For the years ended December 31, 2001 and December 31, 2002, no fees were billed by KPMG for services other than those referred to above.


                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

         Stockholders may present proposals for inclusion in the Company's 2004 proxy statement provided that (in addition to other applicable requirements) such proposals are received by the Company in writing at its principal executive offices no later than July 17, 2004.

         Pursuant to the By-laws of the Company, stockholders who wish to nominate any person for election to the Board of Directors or bring any other business before the 2004 Annual Meeting must generally give notice thereof to the Company at its principal executive offices not less than 60 days nor more than 90 days before the date of the meeting. All nominations for director or other business sought to be transacted that are not timely delivered to the Company or that fail to comply with the requirements set forth in the Company's By-laws will be excluded from the Annual Meeting, as provided in the By-laws. A copy of the By-laws of the Company is available upon request from the Secretary of the Company, 200 Route 17, Mahwah, New Jersey 07430.


                                  OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters to be presented for action at the Annual Meeting other than those listed in the accompanying Notice of Annual Meeting and described herein. If any other matters not described herein should properly come before the meeting for stockholder action, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in respect thereof in accordance with the Board of Directors' recommendations.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report, covering the fiscal year ended December 31, 2002, including audited financial statements, is enclosed with this Proxy Statement. Such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to use of the mails, proxies may be solicited by personal interview, telephone, telex or facsimile. The Company will, upon request and in accordance with applicable regulation, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.


                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            SHELDON KRAUSE
                                            Secretary

November 14, 2003
Mahwah, New Jersey

--------------------------------------------------------------------------------

                          DATA SYSTEMS & SOFTWARE INC.


               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George Morgenstern, Shane Yurman and Sheldon Krause, and each of them, with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of Data Systems & Software Inc. to be held at The Double Tree Hotel, 180 Route 17 South, Mahwah, New Jersey, on Monday, December 8, 2003, at 9:30 a.m., and any adjournments and postponements thereof, hereby revoking all proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse, and, in their discretion, upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          DATA SYSTEMS & SOFTWARE INC.

                                December 8, 2003

                        Please date, sign and mail your
            proxy card in the envelope provided as soon as possible.


   / Please detach along perforated line and mail in the envelope provided. /
--------------------------------------------------------------------------------

PLEASE SIGN,  DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE[X]
--------------------------------------------------------------------------------

1. Election of                                                           2. Act upon such other matters as may come
   Directors                           Nominees:  George  Morgenstern      before the  meeting
                                                  Avi Kerbs
/  / FOR ALL NOMINEES                             Elihu Levine           This  proxy,  when  properly  executed,  will  be  voted
                                                  Shane Yurman           as directed  herein  by  the  undersigned  stockholder.
/  / WITHHOLD AUTHORITY                                                  If no  direction  is  indicated,  the  proxy  will   be
     FOR ALL NOMINEES                                                    voted  for  the  election  of  the  directors indicated
                                                                         and  for  approval  of  the  proposals  presented.
/  / FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
              nominee you wish to withhold, as shown here:
-------------------------------------------------------------------------









-------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate you new address in the address space above. Please note that     /  /
changes to the registered name(s) on the account may not be submitted via this method.

SIGNATURE OF STOCKHOLDER_________________DATE ____________  SIGNATURE OF STOCKHOLDER________________DATE_____________
Note: Please sign exactly as name or names appear on this proxy. When shares are held jointly, each holder should sign.
When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                                                         CORPORATE INFORMATION

-----------------------------------------------------------------------------------------------------------------------------------



HEADQUARTERS                                 SUBSIDIARIES                              Frank A. Magnotti
                                                                                       President, Global Sales and Marketing
Data Systems & Software Inc.                 dsIT Technologies Ltd.
200 Route 17                                 11 Ben Gurion Avenue                      Joseph D. Esteves
Mahwah, New Jersey 07430                     Givat Shmuel 54017 Israel                 Executive Vice President
www.dssiinc.com                              www.dsit.co.il
                                                                                       Wayne Wren
                                             Jacob Neuwirth (Noy)                      Executive Vice President and Chief Financial
DIRECTORS & OFFICERS                         President and Chief Executive Officer     Officer

George Morgenstern                           Yacov Kaufman                             Itzchak Almog
Chairman of the Board, President and Chief   Executive Vice President and Chief        Executive Vice President, Engineering
Executive Officer                            Financial Officer

Avi Kerbs                                    Benny Sela                                LEGAL COUNSEL
Director and Member of Audit Committee       Executive Vice President
                                                                                       Ehrenreich Eilenberg & Krause LLP
Elihu Levine                                 Yoel Olansky                              11 East 44th Street
Director and Member of Audit                 Vice President--IT Division                New York, New York 10017
Committee                                                                              www.eeklaw.com
                                             Gilad Landau
Shane Yurman                                 Vice President--Health Care
Director and Chairman of Audit Committee                                               REGISTRAR AND
                                             Databit Inc./Databit Solutions            TRANSFER AGENT
Shlomie Morgenstern                          200 Route 17
Vice President--Operations                    Mahwah, New Jersey 07430                  American Stock Transfer &
                                             databit-nj.com                            Trust Co.
Yacov Kaufman                                                                          59 Maiden Lane
Vice President and Chief Financial Officer   Shlomie Morgenstern                       New York, New York 10005
                                             President                                 www.amstock.com
Sheldon Krause
Secretary
                                             AFFILIATE                                 ADDITIONAL INFORMATION

                                             Comverge, Inc.                            For additional information regarding DSSI,
                                             23 Vreeland Road, Suite 160               please write to:
                                             Florham Park, New Jersey 07932
                                             www.comverge.com                          Investor Relations
                                                                                       Data Systems & Software Inc.
                                             Robert M. Chiste                          200 Route 17
                                             Chairman of the Board and Chief           Mahwah, New Jersey 07430
                                             Executive Officer                         ir@dssiinc.com


